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                                                                      EXHIBIT 21

SUBSIDIARIES OF THE REGISTRANT

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SUBSIDIARY OR ORGANIZATION                                                                     JURISDICTION OF INCORPORATION
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
ACS STORES, LLC                                                                                          DELAWARE
ALLIANCE MILK PRODUCTS, LLC                                                                              MINNESOTA
AMERICA'S COUNTRY STORES HOLDINGS, LLC                                                                   DELAWARE
AMERICA'S COUNTRY STORES, LLC                                                                            DELAWARE
CALVA PRODUCTS CO., INC.                                                                                 CALIFORINA
CONROE ACS COMPANY, LLC                                                                                  TEXAS
DIAMOND CROSS, LLC                                                                                       DELAWARE
ESSV, L.L.C.                                                                                             DELAWARE
GOLDEN STATE FEEDS, LLC                                                                                  DELAWARE
HEJLIK PIG CO., L.C.                                                                                     IOWA
HERITAGE TRADING COMPANY, LLC                                                                            DELAWARE
LOL FARMLAND FEED SPV, LLC                                                                               DELAWARE
MILK PRODUCTS, LLC                                                                                       MINNESOTA
MUNSON LAKES NUTRITION, LLC                                                                              MINNESOTA
NUTRA-BLEND, LLC                                                                                         MISSOURI
PM NUTRITION COMPANY, LLC                                                                                DELAWARE
PMI AGRICULTURE, LLC                                                                                     MISSOURI
PMI NUTRITION INTERNATIONAL, LLC                                                                         DELAWARE
PMI NUTRITION, LLC                                                                                       DELAWARE
PURINA MILLS, LLC                                                                                        DELAWARE
THOMAS PRODUCTS, LLC                                                                                     DELAWARE
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